UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2024

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

As previously reported by Digital Brands Group, Inc., a Delaware corporation (the “Company”) and various purchasers (the “Investors”) executed a securities purchase agreement (the “SPA”) on or around April 7, 2023, whereby the Investors purchased from the Company promissory notes in the aggregate principal amount of approximately $2,500,000 (the “Original Notes”), and the remaining balances of such Original Notes as of October 1, 2023, were exchanged by the Investors for replacement promissory notes issued on October 1, 2023, in the aggregate principal amount of approximately $1,789,668.37 (the “Exchange Notes”). On May 24, 2024, the Company entered into settlement agreements with the Investors (each a “Settlement Agreement”), pursuant to which the Company agreed to pay aggregate cash payments equal to $1,789,668.37 to extinguish all obligations and claims under the SPA, Original Notes, and Exchange Notes, as follows: (i) $500,000.00 on or before May 28, 2024 and (ii) $1,289,668.37 on or before September 30, 2024. Each Settlement Agreement contains mutual releases by and between the Company and the Investors, as well as customary representations and warranties.

The foregoing description of the terms of the form of Settlement Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the copies of the form of Settlement Agreement filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Settlement Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: May 29, 2024	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer